SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     May 22, 2003

AMERICAN SAFETY INSURANCE GROUP, LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	1-14795	Not Applicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Church Street

P.O. Box HM2064

Hamilton HM HX, Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code     (441) 295-5688

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

(a) On June 3, 2003, the registrant issued a news release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

  The exhibits to this report are listed in the Exhibit Index on page E-1, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2003	AMERICAN SAFETY INSURANCE GROUP, LTD. (Registrant) By: /S/ STEPHEN R. CRIM Stephen R. Crim President and Chief Executive Officer

EXHIBIT INDEX

4.1

Amended and Restated Declaration of Trust of American Safety Capital Trust dated as of May 22, 2003 among American Safety Insurance Group, Ltd., as guarantor, American Safety Holdings Corp., as sponsor, Wilmington Trust Company, as Delaware trustee, Wilmington Trust Company, as institutional trustee, and Steven B. Mathis, Stephen R. Crim and Fred J. Pinckney, as administrators.

4.2	Indenture, dated as of May 22, 2003 among American Safety Holdings Corp., as issuer, American Safety Insurance Group, Ltd., as guarantor, and Wilmington Trust Company, as trustee.

4.3	Guarantee Agreement, dated as of May 22, 2003 between American Safety Insurance Group, Ltd., as guarantor, and Wilmington Trust Company, as guarantee trustee.

4.4

Capital Securities Subscription Agreement dated as of May 13, 2003 among American Safety Holdings Corp. and American Safety Capital Trust, together as offerors, and InCapS Funding I, Ltd., as purchaser.

10.1

Placement Agreement dated May 13, 2003 among American Safety Insurance Group, Ltd., American Safety Holdings Corp. and American Safety Capital Trust, together as offerors, and Sandler O’Neill & Partners, L.P., as placement agent.

99.1	Press Release of American Safety Insurance Group, Ltd. issued June 3, 2003.